         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

      SUPPLEMENT DATED FEBRUARY 8, 2011 TO PROSPECTUSES DATED JUNE 1, 2010

This Supplement applies to ANNUITYNOTE(R) PORTFOLIOS A SHARE VARIABLE ANNUITY, ANNUITYNOTE(R) PORTFOLIOS C SHARE VARIABLE ANNUITY and ANNUITYNOTE(R) PORTFOLIOS ADV VARIABLE ANNUITY Contracts issued on or after June 1, 2010, by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the "Contracts"). It supplements prospectuses dated June 1, 2010, for these Contracts.

You should read this Supplement together with the current prospectus for the Contract you have purchased (the "Annuity Prospectus"), and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 800-344-1029 or, in New York, at 800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

SUSPENSION OF NEW SALES

We are suspending our offer of all AnnuityNote(R) Portfolios Contracts effective at the close of business on April 29, 2011 (the "Suspension Date"). This means that we will not issue a new Contract unless we receive the Purchase Payment and all required information in good order on or before the Suspension Date. If you are purchasing a new Contract through the exchange, in whole or in part, of an existing annuity or insurance contract, all required information must be received in good order on or before March 1, 2011, unless we approve otherwise.

Applicable to AnnuityNote(R) Portfolios A Share & AnnuityNote(R) Portfolios ADV Variable Annuity Contracts issued by John Hancock Insurance Company (U.S.A.) only:

TERMINATION OF JOHN HANCOCK USA ANNUITYNOTE(R) PORTFOLIOS EXCHANGE PROGRAM

We are terminating our John Hancock USA AnnuityNote(R) Portfolios Exchange Program at the close of business on April 15, 2011. This means that on and after April 16, 2011, we will no longer permit owners of certain John Hancock variable annuity contracts ("Qualifying Contracts") to exchange the "qualifying" contract for a newly issued Contract without prior approval. The affected Qualifying Contracts and the suspended Contracts are as follows:

     QUALIFYING CONTRACTS                SUSPENDED CONTRACTS
-------------------------------   ---------------------------------
AnnuityNote(R) Series 1 A Share   AnnuityNote(R) Portfolios A Share
  AnnuityNote(R) Series 1 NAV       AnnuityNote(R) Portfolios ADV
    AnnuityNote(R) Series 2       AnnuityNote(R) Portfolios A Share

                        SUPPLEMENT DATED FEBRUARY 8, 2011

XXXXX.XXX   333-164953   333-164954
            333-143073   333-143075
            333-143074   333-143076


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